UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2009

UAL CORPORATION
UNITED AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-06033 001-11355	36-2675207 36-2675206
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 997-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 8, 2009, United announced that it placed a widebody aircraft order for 25 Airbus A350 XWB aircraft and 25 Boeing 787 Dreamliner aircraft. United has future purchase rights for an additional 50 planes of each aircraft type. United expects to take delivery of the new aircraft between 2016 and 2019. The binding agreements in principle are subject to definitive written agreements being executed by specified dates in the first quarter of 2010. The press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by United Air Lines, Inc. dated December 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION UNITED AIR LINES, INC.
	By:	/s/ Kathryn A. Mikells

	Name:	Kathryn A. Mikells
	Title:	Executive Vice President and
Chief Financial Officer
Date: December 8, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release issued by United Air Lines, Inc. dated December 8, 2009

* Filed herewith electronically.

4